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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 22, 2002


                        SOUTHERN FINANCIAL BANCORP, INC.
             (Exact name of registrant as specified in its charter)




         VIRGINIA                         0-22836                54-1779978
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)            File No.)          Identification No.)


         37 EAST MAIN STREET
         WARRENTON, VIRGINIA                                       20186
(Address of principal executive offices)                         (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (540) 349-3900




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ITEM 5. OTHER EVENTS.

         On July 22, 2002, Southern Financial Bancorp, Inc. ("Southern Financial") publicly disseminated a press release announcing its earnings for the three months and the six months ended June 30, 2002. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of Southern Financial's press release dated July 22, 2002 announcing such event. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT.

         Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         99.1     -        Press Release dated July 22, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOUTHERN FINANCIAL BANCORP, INC.


Dated:  July 23, 2002                  By: /s/ Patricia A. Ferrick
                                           -------------------------------------
                                           Patricia A. Ferrick
                                           Senior Vice President and
                                           Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
Number                                      Description
-------                                     -----------
  99.1                              Press Release dated July 22, 2002.




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